                                                                      EXHIBIT 99

                             LETTER OF TRANSMITTAL

                        OFFER TO EXCHANGE SHARES OF ITS
                   13% SERIES D EXCHANGEABLE PREFERRED STOCK,
                          MANDATORILY REDEEMABLE 2009
                  (EXCHANGEABLE AT THE OPTION OF THE COMPANY)
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                   FOR ANY AND ALL OUTSTANDING SHARES OF ITS
                   13% SERIES D EXCHANGEABLE PREFERRED STOCK,
                          MANDATORILY REDEEMABLE 2009
                  (EXCHANGEABLE AT THE OPTION OF THE COMPANY)
                                       OF

                          NEXTEL COMMUNICATIONS, INC.

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
         ON             , 1997 UNLESS EXTENDED (THE "EXPIRATION DATE").

                                  Deliver to:
            First Chicago Trust Company of New York, Transfer Agent

          By Mail:                By Overnight Courier:                   By Hand:
    First Chicago Trust            First Chicago Trust               First Chicago Trust
    Company of New York            Company of New York               Company of New York
         Suite 4660                     Suite 4680                   Tenders & Exchanges
       P.O. Box 2569                  14 Wall Street          c/o The Depository Trust Company
 Jersey City, NJ 07303-2569             8th Floor                      55 Water Street
                                    New York, NY 10005                     DTC TAD
                                                               Vietnam Veterans Memorial Plaza
                                                                     New York, NY 10041

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     The undersigned acknowledges that the undersigned has received and reviewed
the Prospectus dated [            ], 1997 (the "Prospectus") of Nextel
Communications, Inc. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute (i) the Company's offer (the "Exchange Offer") to exchange its newly issued 13% Series D Exchangeable Preferred Stock, par value $.01 per share (the "Exchange Preferred Stock"), which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for its outstanding 13% Series D Exchangeable Preferred Stock, par value $.01 per share (the "Old Preferred Stock"), of which 515,167 shares are issued and outstanding, on a share for share basis. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     This Letter of Transmittal is to be completed by a Holder (as defined herein below) of Old Preferred Stock either (i) if certificates are to be forwarded herewith or (ii) if a tender of certificates for Old Preferred Stock, if available, is to be made by book-entry transfer to the account maintained by the Transfer Agent at the Depository Trust Company (the "DTC") pursuant to the procedures set forth in "The Exchange Offer --

Book-Entry Transfer" section of the Prospectus. Holders of Old Preferred Stock whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Preferred Stock into the Transfer Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Transfer Agent on or prior to the Expiration Date, must tender their Old Preferred Stock according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of Documents to DTC does not constitute delivery to the Transfer Agent.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Old Preferred Stock is registered on the books of the Company or any other person who has obtained a properly completed stock power from the registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Preferred Stock must complete this Letter of Transmittal in its entirety.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE PROVIDING ANY INFORMATION BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND LETTER OF TRANSMITTAL SHOULD BE DIRECTED TO THE TRANSFER AGENT AT (201) 938-7899 OR AT ITS ADDRESS SET FORTH ABOVE.

     List below the shares of Exchange Preferred Stock to which this Letter of Transmittal relates.

----------------------------------------------------------------------------------------------
                              DESCRIPTION OF OLD PREFERRED STOCK
----------------------------------------------------------------------------------------------
                                                                  AGGREGATE
                                                                  NUMBER OF
            NAME(S) AND ADDRESS(ES)                                 SHARES        NUMBER OF
            OF REGISTERED HOLDER(S)               CERTIFICATE   REPRESENTED BY     SHARES
          (PLEASE FILL IN, IF BLANK)               NUMBER(S)    CERTIFICATE(S)    TENDERED*
----------------------------------------------------------------------------------------------

                                                ----------------------------------------------

                                                ----------------------------------------------

                                                ----------------------------------------------

                                                ----------------------------------------------

                                                     TOTAL
----------------------------------------------------------------------------------------------
  * Unless indicated in the column labeled "Number of Shares Tendered," any tendering Holder of Old Preferred Stock will be deemed to have tendered the entire aggregate number of shares represented by the column labeled "Aggregate Number of Shares Represented by
    Certificate(s)."

 If the space provided above is inadequate, list the certificate numbers and number of shares on a separate signed schedule and affix the list to this Letter of Transmittal.
----------------------------------------------------------------------------------------------

[ ]  CHECK HERE IF TENDERED OLD PREFERRED STOCK IS ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD PREFERRED STOCK IS BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE TRANSFER AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

     Name of Tendering Institution:
                                   -------------------------------------------

     Account Number:
                    ----------------------------------------------------------

     Transaction Code Number:
                             -------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD PREFERRED STOCK IS BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

     Name(s) of Registered Holder(s) of Old Preferred Stock:
                                                            -----------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                        ---------------------

     Window Ticket Number (if available):
                                         ------------------------------------

     Name of Institution which Guaranteed Delivery:
                                                   --------------------------

     Account Number (if delivered by book-entry transfer):
                                                          -------------------

   -------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

        To be completed ONLY (i) if certificates for Old Preferred Stock not tendered, or Exchange Preferred Stock issued in exchange for Old Preferred Stock accepted for exchange, is to be issued in the name of someone other than the undersigned, or (ii) if Old Preferred Stock tendered by book-entry transfer which is not exchanged is to be returned by credit to an account maintained at DTC.

   Issue certificate(s) to:

   Name:
        --------------------------------------------------------------------
                                 (PLEASE PRINT)

   Address:
           -----------------------------------------------------------------

           -----------------------------------------------------------------
                               (INCLUDE ZIP CODE)

           -----------------------------------------------------------------
                             (TAX IDENTIFICATION OR
                              SOCIAL SECURITY NO.)

   (Complete Substitute Form W-9)

   -------------------------------------------------------------------------


   -------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

        To be completed ONLY if certificates for Old Preferred Stock not tendered, or Exchange Preferred Stock issued in exchange for Old Preferred Stock accepted for exchange, is to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

   Mail and deliver certificate(s) to:

   Name:
        --------------------------------------------------------------------
                                 (PLEASE PRINT)

   Address:
           -----------------------------------------------------------------

   -------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


   -------------------------------------------------------------------------

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the number of shares of Old Preferred Stock indicated above. Subject to and effective upon the acceptance for exchange of the number of shares of Old Preferred Stock tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Preferred Stock tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Transfer Agent as its agent and attorney-in-fact (with full knowledge that the Transfer Agent also acts as the agent of the Company) with respect to the tendered Old Preferred Stock with full power of substitution to
(i) deliver certificates for such Old Preferred Stock, or transfer ownership of such Old Preferred Stock on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Preferred Stock for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Preferred Stock, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Preferred Stock tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that (i) any Exchange Preferred Stock acquired in exchange for Old Preferred Stock tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Preferred Stock, whether or not such person is the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the Exchange Preferred Stock, (iii) neither the Holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Preferred Stock and
(iv) neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC") that the Exchange Preferred Stock issued in exchange for the Old Preferred Stock pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Preferred Stock is acquired in the ordinary course of such Holder's business and such Holder is not engaging in and do not intend to engage in a distribution of the Exchange Preferred Stock and has no arrangement or understanding with any person to participate in a distribution of such Exchange Preferred Stock. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Preferred Stock. If the undersigned is a broker-dealer that will receive Exchange Preferred Stock for its own account in exchange for Old Preferred Stock that was acquired as a result of market-making activities or other trading activities (a "Participating Broker-Dealer"), it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a Participating Broker-Dealer, that during the 90-day period following the Expiration Date (or such longer applicable period if use of the Prospectus has been suspended by the Company) it agrees that it will contact counsel to the Placement Agents at (212) 848-7961 on a weekly basis to confirm the availability of the Prospectus for delivery in connection with such resales.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Transfer Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old Preferred Stock tendered hereby.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Preferred Stock when, as and if the Company has given oral or written notice thereof to the Transfer Agent.

     If any tendered Old Preferred Stock is not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Preferred Stock will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Old Preferred Stock pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the Exchange Preferred Stock issued in exchange for the Old Preferred Stock accepted for exchange and return any Old Preferred Stock not tendered or not exchanged in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Preferred Stock issued in exchange for the Old Preferred Stock accepted for exchange and any certificates for Old Preferred Stock not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s)). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Preferred Stock issued in exchange for the Old Preferred Stock accepted for exchange in the name(s) of, and return any Old Preferred Stock not tendered or not exchanged and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Old Preferred Stock from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Preferred Stock so tendered.

     Holders of Old Preferred Stock who wish to tender their Old Preferred Stock and (i) whose Old Preferred Stock is not immediately available, or (ii) who cannot deliver their Old Preferred Stock, this Letter of Transmittal or any other documents required hereby to the Transfer Agent prior to the Expiration Date (or who cannot comply with the book-entry transfer procedures on a timely basis), may tender their Old Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal.

--------------------------------------------------------------------------------
                        PLEASE SIGN HERE WHETHER OR NOT
            OLD PREFERRED STOCK IS BEING PHYSICALLY TENDERED HEREBY

   ----------------------------------------------------------   ---------------------
                                                                       (Date)

   ----------------------------------------------------------   ---------------------
              Signature(s) of Registered Holder(s)                     (Date)
                    or Authorized Signatory

   Area Code and Telephone Number(s):
                                     -----------------------------------------

   Tax Identification or Social Security Number(s):
                                                   ---------------------------

        The above lines must be signed by the registered Holder(s) of Old Preferred Stock as their name(s) appear(s) on the certificate for the Old Preferred Stock or by person(s) authorized to become registered Holder(s) by a properly completed stock power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Preferred Stock to which this Letter of Transmittal relates is held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal.

                         Name(s):
                                 ---------------------------------------------

                                 ---------------------------------------------
                                                (Please Print)

                         Capacity:
                                  --------------------------------------------
                         Address:
                                  --------------------------------------------

                                  --------------------------------------------
                                              (Include Zip Code)

   Signature(s) Guaranteed by
   an Eligible Institution
   (as hereinafter defined):
                             -------------------------------------------------
   (If required by Instruction 4)           (Authorized Signature)

   ---------------------------------------------------------------------------
                                    (Title)

   ---------------------------------------------------------------------------
                                 (Name of Firm)

                         Dated:                                          199
                               ----------------------------------------.    --
--------------------------------------------------------------------------------

                   Please complete Substitute Form W-9 below.
             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

---------------------------------------------------------------------------------------------------------

 SUBSTITUTE                    PART 1 -- PLEASE PROVIDE YOUR TIN IN
 FORM W-9                      THE BOX AT RIGHT AND CERTIFY BY SIGNING  ---------------------------------
                               AND DATING BELOW                        Social Security Number or
                                                                       Employer Identification Number
                              ---------------------------------------------------------------------------
 Department of the Treasury    PART 2 -- Check the box if you are exempt from backup withholding. [ ]
 Internal Revenue Service
                              ---------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER  CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the
 IDENTIFICATION NUMBER (TIN)   number shown on this form is my correct taxpayer identification number (or
 CERTIFICATION                 I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding either because I have not been notified by the Internal
                               Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding. (You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your return.)
                               SIGNATURE                                       DATE
                                        ---------------------------------------    ----------------------
---------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.



----------------------------------------------------      ------------------------------------
                  Signature                                                Date

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD PREFERRED STOCK. The tendered Old Preferred Stock or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Transfer Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. THE METHOD OF DELIVERY OF THE TENDERED OLD PREFERRED STOCK, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE TRANSFER AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE TRANSFER AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE TRANSFER AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD PREFERRED STOCK SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     Holders who wish to tender their Old Preferred Stock and (i) whose Old Preferred Stock is not immediately available, or (ii) who cannot deliver their Old Preferred Stock, this Letter of Transmittal or any other documents required hereby to the Transfer Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Transfer Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Preferred Stock, the certificate number or numbers of such Old Preferred Stock and the number of shares of Old Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Preferred Stock or a Book-Entry Confirmation and any other required documents will be deposited by the Eligible Institution (as hereinafter defined) with the Transfer Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Preferred Stock (or a Book-Entry Confirmation) in proper form for transfer, must be received by the Transfer Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Any Holder of Old Preferred Stock who wishes to tender his Old Preferred Stock pursuant to the guaranteed delivery procedures described above must ensure that the Transfer Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Transfer Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Preferred Stock according to the guaranteed delivery procedures set forth above.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Preferred Stock and withdrawal of tendered Old Preferred Stock will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Preferred Stock not properly tendered or any Old Preferred Stock the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Preferred Stock. The Company's interpretation of the terms and conditions of the Exchange Offer, including the instructions in this Letter of Transmittal and those set forth in the Prospectus under the caption "The Exchange Offer -- Conditions," shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Preferred Stock must be cured within such time as the Company shall determine. Neither the Company, the Transfer Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Preferred Stock, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Preferred Stock will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Preferred Stock received by the Transfer Agent that is not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Transfer Agent to the tendering Holders of Old Preferred Stock, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. TENDER BY HOLDER. Only a Holder of Old Preferred Stock may tender such Old Preferred Stock in the Exchange Offer. Any beneficial holder of Old Preferred Stock who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Preferred Stock, either make appropriate arrangements to register ownership of the Old Preferred Stock in such holder's name or obtain a properly completed stock power from the registered Holder. The transfer of registered ownership of Old Preferred Stock may take considerable time.

     3. PARTIAL TENDERS. If less than the entire number of shares of Old Preferred Stock represented by a stock certificate is tendered, the tendering Holder should fill in the number of shares tendered in the third column of the box entitled "Description of Old Preferred Stock" above. The entire number of shares of Old Preferred Stock set forth on the certificate delivered to the Transfer Agent will be deemed to have been tendered unless otherwise indicated. If the entire number of shares of all Old Preferred Stock is not tendered, then an Old Preferred Stock certificate for the number of shares of Old Preferred Stock not tendered and a certificate or certificates representing Exchange Preferred Stock issued in exchange for any Old Preferred Stock accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Preferred Stock is accepted for exchange.

     4. SIGNATURES ON THE LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Old Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Preferred Stock without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Old Preferred Stock tendered and the certificate or certificates for Exchange Preferred Stock issued in exchange therefor are to be issued (or any untendered shares of Old Preferred Stock are to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Old Preferred Stock, nor provide a separate stock power. In any other case, such Holder must either properly endorse the Old Preferred Stock tendered or transmit a properly completed separate stock power with this Letter of Transmittal, with the signatures on the endorsement or stock power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Old Preferred Stock listed, such Old Preferred Stock must be endorsed or accompanied by appropriate stock powers, in each case signed as the name of the registered Holder or Holders appears on the Old Preferred Stock.

     If this Letter of Transmittal (or facsimile hereof) or any Old Preferred Stock or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Old Preferred Stock or signatures on stock powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

     Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a participant in a Recognized Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Old Preferred Stock tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or (b) if such Old Preferred Stock is tendered for the account of an Eligible Institution.

     5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Preferred Stock or substitute Old Preferred Stock for shares not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Preferred Stock pursuant to the Exchange Offer. If, however, certificates representing Exchange Preferred Stock or Old Preferred Stock (for shares not tendered or accepted for exchange) are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Preferred Stock tendered hereby, or if tendered Old Preferred Stock is registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Preferred Stock pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Preferred Stock listed in this Letter of Transmittal.

     7. FORM W-9. Any Holder who tenders his Old Preferred Stock is required to provide the Transfer Agent with a correct Taxpayer Identification Number ("TIN") on the Form W-9 which is enclosed herewith. If such Holder is an individual, the TIN is his social security number. Failure to provide the information on the Form W-9 may subject the surrendering Holder to 31% federal income tax withholding on certain payments made to Holders of the Exchange Preferred Stock. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. For additional information in this regard, please refer to the enclosed Guidelines for Certification of TIN on Substitute Form W-9. In order to satisfy the Transfer Agent that a foreign individual qualifies as an exempt recipient, the Holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Transfer Agent.

     8. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer, set forth in the Prospectus under the caption "The Exchange Offer -- Conditions," in the case of any Old Preferred Stock tendered.

     9. MUTILATED, LOST, STOLEN OR DESTROYED OLD PREFERRED STOCK. Any tendering Holder whose Old Preferred Stock has been mutilated, lost, stolen or destroyed should contact the Transfer Agent at the address indicated herein for further instructions.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Transfer Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GUIDE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

-------------------------------------------------     --------------------------------------------
FOR THIS TYPE OF ACCOUNT:                             GIVE THE SOCIAL SECURITY NUMBER OF--
-------------------------------------------------     --------------------------------------------

1.   An individual's account                          The individual
2.   Two or more individuals (joint account)          The actual owner of the account or, if
                                                      combined funds, any one of the
                                                      individuals(1)
3.   Custodian account of a minor (Uniform Gift       The minor(2)
     to Minors Act)
4.   (a) The usual revocable savings trust            The grantor-trustee(1)
     account (grantor is also trustee)
     (b) So-called trust account that is not a        The actual owner(1)
     legal or valid trust under State law
5.   Sole proprietorship account                      The owner(3)
-------------------------------------------------     --------------------------------------------
FOR THIS TYPE OF ACCOUNT:                             GIVE THE EMPLOYER IDENTIFICATION NUMBER OF--
-------------------------------------------------     --------------------------------------------

6.   A valid trust, estate, or pension trust          The legal entity (Do not furnish the
                                                      identifying number of the personal
                                                      representative or trustee unless the legal
                                                      entity itself is not designated in the
                                                      account title.)(4)
7.   Corporate account                                The corporation
8.   Religious, charitable, or educational            The organization
     organization account
9.   Partnership                                      The partnership
10.  Association, club or other tax-exempt            The organization
     organization
11.  A broker or registered nominee                   The broker or nominee
12.  Account with the Department of Agriculture       The public entity
     in the name of a public entity (such as a
     State or local government, school district,
     or prison) that receives agricultural
     program payments

---------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show the name of the owner. You may also enter your business name. You may use your Social Security Number or Employer Identification Number.
(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

     If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

     Payees specifically exempted from backup withholding on broker transactions include the following:

     - A corporation.

     - A financial institution.

     - An organization exempt from tax under section 501(a), or an individual retirement plan.

     - The United States or any agency or instrumentality thereof.

     - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

     - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

     - An international organization or any agency, or instrumentality thereof.

     - A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

     - A real estate investment trust.

     - A common trust fund operated by a bank under section 584(a).

     - An entity registered at all times under the Investment Company Act of 1940.

     - A foreign central bank of issue.

     - A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.

     Payments of dividends not generally subject to backup withholding include the following:

     - Payments to nonresident aliens subject to withholding under section 1441.

     - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

     - Payments of patronage dividends where the amount received is not paid in money.

     - Payments made by certain foreign organizations.

     - Payments described in Section 404(k) made by an employee stock ownership plan.

     Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

     PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                         (DO NOT WRITE IN SPACE BELOW)

          CERTIFICATE                   OLD PREFERRED                  OLD PREFERRED
          SURRENDERED                  STOCK TENDERED                 STOCK ACCEPTED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Delivery Prepared by:
                     -----------------------------------------------------------

Checked by:
           ---------------------------------------------------------------------

Date:
     ---------------------------------------------------------------------------

                       NOTICE OF GUARANTEED DELIVERY FOR

                          NEXTLY COMMUNICATIONS, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Nextel Communications, Inc. (the "Company") made pursuant to
the Prospectus, dated             , 1997 (the "Prospectus"), if certificates for
Old Preferred Stock of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Transfer Agent prior to 5:00 p.m, New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail, overnight courier or hand delivery to First Chicago Trust Company of New York (the "Transfer Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Preferred Stock pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Transfer Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                  Deliver to:

            First Chicago Trust Company of New York, Transfer Agent

           By Mail:                By Overnight Courier:                   By Hand:

     First Chicago Trust            First Chicago Trust              First Chicago Trust
     Company of New York            Company of New York              Company of New York
          Suite 4660                     Suite 4680                   Tenders & Exchange
        P.O. Box 2569                  14 Wall Street          c/o The Depository Trust Company
  Jersey City, NJ 07303-2569             8th Floor                     55 Water Street
                                     New York, NY 10005                    DTC TAD
                                                               Vietnam Veterans Memorial Plaza
                                                                      New York, NY 10041

                                        By Facsimile
                                 (For Eligible Institutions
                                           Only)

                                      201-222-4720 or
                                        201-222-4721

                                   Confirm by Telephone:

                                        202-222-4707

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the number of shares of Old Preferred Stock set forth below, pursuant to the guaranteed delivery procedures described in "The Exchange
Offer -- Guaranteed Delivery Procedures" section of the Prospectus. By so tendering, the undersigned hereby does make, at and as of the date hereof, the representations and warranties of a tendering Holder of Old Preferred Stock set forth in the Letter of Transmittal.

Number of Shares of Old Preferred                If Old Preferred Stock will be delivered by
Stock Tendered:                                  book- entry transfer to Depository Trust
                                                 Company, provide account number:

---------------------------------------------    ---------------------------------------------

Certificate Nos. (if available):                 DTC Account Number:

---------------------------------------------    ---------------------------------------------

Total Number of Shares Represented by Old
Preferred Stock Certificate(s):
---------------------------------------------

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

----------------------------------------------------------------   ----------------
                                                                        (Date)

----------------------------------------------------------------   ----------------
Signature(s) of Registered Holder(s)                                    (Date)
or Authorized Signatory

Area Code and Telephone Number:
                                --------------------------------

     Must be signed by the Holder(s) of Old Preferred Stock as their name(s) appear(s) on certificates for Old Preferred Stock or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below:

                      (Please print name(s) and addresses)

Name(s):
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                     (Please Print)

Capacity:
         -----------------------------------------------------------------------
Address:
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
                                  (Include Zip Code)

                                   GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States, hereby guarantees that the certificates representing the number of shares of Old Preferred Stock tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Preferred Stock into the Transfer Agent's account at DTC pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Transfer Agent at the address set forth above, within five New York Stock Exchange trading days after the Expiration Date.

--------------------------------------------     --------------------------------------------
                Name of Firm                                 Authorized Signature

--------------------------------------------     --------------------------------------------
                  Address                                           Title

--------------------------------------------     Name:
                  Zip Code                            ---------------------------------------
                                                            (Please Type or Print)

Area Code and Telephone No.:                     Dated:
                            ----------------           --------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD PREFERRED STOCK WITH THIS FORM.
      CERTIFICATES FOR OLD PREFERRED STOCK SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.